Exhibit 13

                                           CONFIDENTIAL TREATMENT REQUESTED

EQDEMP00013833-42711EQDEMS

Goldman Sachs International/Peterborough Court/133 Fleet Street/London EC4A 2BB
Tel:  020-7774-1040/Telex: 887902/Cable:  GOLDSACHS LONDON
Registered in England No. 2263951/Registered Office As Above
Regulated by The Securities and Futures Authority

1 October2001                         Reference:  9EE415568  1.01.1003.8168 v.1

Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:     03319867

RE:  CONFIRMATION OF OPTION - REFERENCE:  9EE415568  1.01.1003.8168 v. 1

-------------------------------------------------------------------------------

The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                       October 1, 2001

         Effective Date:                   October 1, 2001

         Option Style:                     European

         Option Type:                      Put

         Seller:                           Counterparty

         Buyer:                            GSI

         Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

         Number of Options:                1,320,834

         Option Entitlement:               1 Share per Option

         Multiple Exercise:                Inapplicable

         Strike Price:                     USD 3.03064

         Premium:                          [omitted and filed separately with
                                           the Securities and Exchange
                                           Commission]

         Premium Payment Date:             Three days following the Trade Date

         Exchange:                         NASDAQ

         Related Exchange:                 Any Exchange upon which futures
                                           or options on the Shares are
                                           traded.

Procedure for Exercise:

         Expiration Time:                  At the close of the regular
                                           trading session on the Exchange
                                           without regard to after-hours or
                                           extended hours trading.

         Expiration Date:                  August 29, 2005

         Automatic Exercise:               Applicable; provided that clause
                                           (i) under 3.4(b) shall not be
                                           applicable to this Transaction
                                           and Section 3.4(c) of the Equity
                                           Definitions is amended in its
                                           entirety to read as follows:
                                           "In-the-Money" means, in respect
                                           of a Physically-settled Option
                                           Transaction, in the case of a
                                           Call, that the Reference Price
                                           is equal to or greater than the
                                           Strike Price and, in case of a
                                           Put, that the Reference Price is
                                           less than the Strike Price.

         Reference Price:                  The mid-point of the best
                                           bid and ask prices quoted as of
                                           the Expiration Time (or the last
                                           such prices quoted immediately
                                           before the Expiration Time)
                                           without regard to quotations
                                           that lock or cross the dealer
                                           exchange or quotation system.

         Seller's Telephone Number
         and Telex and/or Facsimile
         Number and Contact Details
         for Purpose of Giving Notice:     To Be Advised


Settlement Terms:

         Cash Settlement:                  Inapplicable

         Physical Settlement:              Applicable.

         Settlement Currency:              USD

         Physical Settlement Payment Date: 3 Currency Business Days after the Expiration Date.

         Failure to Deliver                Inapplicable

Adjustments:

         Method of Adjustment:             Calculation Agent Adjustment

         Consequences of Merger Events:

         (a)  Share-for-Share:             Alternative Obligation if the
                                           New Shares are listed on a U.S.
                                           securities exchange or reported
                                           by The Nasdaq National Market,
                                           Inc. If the New Shares are not
                                           so listed or reported then
                                           Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (b)  Share-for-Other:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (c)  Share-for-Combined:          Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

Nationalization or Insolvency:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion


                                           Notwithstanding anything to the
                                           contrary in the Equity
                                           Definitions, the amount payable
                                           under this Transaction upon the
                                           occurrence of a Merger Event,
                                           Nationalization or Insolvency
                                           shall be calculated by the
                                           Calculation Agent in good faith
                                           in accordance with Section 9.7
                                           of the Equity Definitions except
                                           that the factors identified in
                                           Subparagraphs (i), (ii) and
                                           (iii) therein are replaced by
                                           the following:

                                           (i) a mid-market implied
                                           volatility for the Shares (as
                                           determined by the Calculation
                                           Agent) on the Exchange Business
                                           Day immediately prior to the
                                           Announcement Date;

                                           (ii) dividends based on, and
                                           payable on the same dates as,
                                           amounts determined by the
                                           Calculation Agent to have been
                                           paid in respect of gross
                                           ordinary cash dividends on the
                                           relevant Shares in the calendar
                                           year ending on the Announcement
                                           Date;

                                           (iii) a value ascribed to the
                                           relevant Shares equal to the
                                           consideration, if any, paid in
                                           respect of such Shares to
                                           holders of such Shares at the
                                           time of the Option Value Event
                                           (valued as of the closing of the
                                           Option Value Event); and

                                           (iv) an Option maturity of the
                                           period of time from and
                                           including the Announcement Date
                                           to and including the Expiration
                                           Date.

                                           Notwithstanding Section 9.2(b)
                                           of the Equity Definitions,
                                           "Merger Date" means the date of
                                           closing of the Merger Event.

Payment Instructions:                      Citibank, NY
                                           for a/c Goldman Sachs International
                                           for a/c #40616408

3.       Calculation Agent:                Goldman Sachs International

4.       Governing Law:                    Unless otherwise provided in the
                                           Agreement, this Confirmation
                                           will be governed by and
                                           construed in accordance with the
                                           laws of the State of New York
                                           (without reference to its choice
                                           of laws doctrine).

5.       Additional Provisions:

         (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

         (b) Acceleration of Expiration Date.

If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a precondition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

         (c) Collateral.

On Trade Date, Counterparty will deposit and thereafter maintain with GSI an amount of cash in United States Dollars equal to the price that Counterparty sold a number of Shares equal to the Number of Options to GSI in the Private Placement (the "Counterparty Collateral"). Counterparty hereby grants GSI a first priority security interest in the Counterparty Collateral as collateral for its obligations under this Transaction and the Agreement. Upon any default by Counterparty (including any default under the Agreement), GSI shall have all of the rights with respect to the Counterparty Collateral of a secured party under the New York Uniform Commercial Code. Notwithstanding any limitation otherwise imposed by
Section 9-207(2)(e) of the New York Uniform Commercial Code, GSI shall be entitled to use in any way, pledge, repledge, hypothecate, rehypothecate or further assign (collectively, "rehypothecate") any collateral delivered to GSI by Counterparty pursuant to this Agreement, subject to the obligation to return such collateral or equivalent collateral to Counterparty.

For the avoidance of doubt GSI shall not be required to pay any interest on such Counterparty Collateral to Counterparty and it is hereby expressly agreed for the purposes of Rule 4-52(1) of the Client Money Rules of The Securities and Futures Authority Limited ("SFA Client Money Rules") that any money transferred by Counterparty to GSI under this Transaction shall not be treated as client money and shall not be subject to the protections conferred by the SFA Client Money Rules. The effect of this is that (a) any such money will not be segregated from the money of GSI and may be used by GSI in the course of GSI's business, and (b) in respect of any such money, Counterparty will rank as a general creditor of GSI.

         (d) Early Termination.

Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).

6.       Additional Counterparty Representations and Covenants.
         -----------------------------------------------------

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

         (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

         (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

         (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

         (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

         (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

         (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

         (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

         (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

         (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

         (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

         (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions,
         (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than a wholly owned affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.



                                  Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").

Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.

Yours faithfully,                     Agreed and Accepted by:
Goldman Sachs International           ITAU BANK LTD


By: /s/ Julie Ann C. Lee              By: /s/ Alberto Dias De Matios Barretto
   ------------------------------        ------------------------------------
   Name:  Julie Ann C. Lee               Name:  Alberto Dias De Matios Barretto
   Title: Vice President                 Title: Executive Vice President


EQDEMP00013833-42711EQDEMS



                                                          [Goldman Sachs logo]

                                           CONFIDENTIAL TREATMENT REQUESTED

EQDEMP00013834-42903EQDEMS

Goldman Sachs International|Peterborough Court|133 Fleet Street|London EC4A 2BB
Tel: 020-7774-1040|Telex: 887902| Cable: GOLDSACHS LONDON
Registered in England No. 2263951|Registered Office As Above
Regulated by The Securities and Futures Authority

1 October 2001                     Reference: 9EE415550      1.01.1003.8156 v.1
Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:     03319867

RE:      CONFIRMATION OF OPTION - REFERENCE: 9EE415550     1.01.1003.8156 v.1

------------------------------------------------------------------------------


The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.


1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


General Terms:

         Trade Date:                       October 1, 2001

         Effective Date:                   October 1, 2001

         Option Style:                     European

         Option Type:                      Call

         Seller:                           GSI

         Buyer:                            Counterparty

         Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

         Number of Options:                1,320,834

         Option Entitlement:               1 Share per Option

         Multiple Exercise:                Inapplicable

         Strike Price:                     USD 3.03064

         Premium:                          [omitted and filed separately with
                                           the Securities and Exchange
                                           Commission]

         Premium Payment Date:             Three days following the Trade Date

         Exchange:                         NASDAQ

         Related Exchange:                 Any Exchange upon which futures or
                                           options on the Shares are traded.
Procedure for Exercise:

         Expiration Time:                  At the close of the regular
                                           trading session on the Exchange
                                           without regard to after-hours or
                                           extended hours trading.

         Expiration Date:                  August 29, 2005

         Automatic Exercise:               Applicable; provided that clause
                                           (i) under 3.4(b) shall not be
                                           applicable to this Transaction
                                           and Section 3.4(c) of the Equity
                                           Definitions is amended in its
                                           entirety to read as follows:
                                           "In-the-Money" means, in respect
                                           of a Physically-settled Option
                                           Transaction, in the case of a
                                           Call, that the Reference Price
                                           is equal to or greater than the
                                           Strike Price and, in case of a
                                           Put; that the Reference Price is
                                           less than the Strike Price.

         Reference Price:                  The mid-point of the best
                                           bid and ask prices quoted as of
                                           the Expiration Time (or the last
                                           such prices quoted immediately
                                           before the Expiration Time)
                                           without regard to quotations
                                           that lock or cross the dealer
                                           exchange or quotation system.

         Seller's Telephone Number
         and Telex and/or Facsimile
         Number and Contact Details
         for Purpose of Giving Notice:     To Be Advised

Settlement Terms:

         Cash Settlement:                  Inapplicable

         Physical Settlement:              Applicable.

         Settlement Currency:              USD

         Physical Settlement Payment Date: 3 Currency Business Days after the Expiration Date.

         Failure to Deliver:               Inapplicable

Adjustments:

         Method of Adjustment:             Calculation Agent Adjustment

         Consequences of Merger Events:

         (a)      Share-for-Share:         Alternative Obligation if the
                                           New Shares are listed on a U.S.
                                           securities exchange or reported
                                           by The Nasdaq National Market,
                                           Inc. If the New Shares are not
                                           so listed or reported then
                                           Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (b)      Share-for-Other:         Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (c)      Share-for-Combined:      Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

Nationalization or Insolvency:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

Notwithstanding anything to the contrary in the Equity Definitions, the amount payable under this Transaction upon the occurrence of a Merger Event, Nationalization or Insolvency shall be calculated by the Calculation Agent in good faith in accordance with Section 9.7 of the Equity Definitions except that the factors identified in Subparagraphs (i), (ii) and (iii) therein are replaced by the following:

                                           (i) a mid-market implied
                                           volatility for the Shares (as
                                           determined by the Calculation
                                           Agent) on the Exchange Business
                                           Day immediately prior to the
                                           Announcement Date;

                                           (ii) dividends based on, and
                                           payable on the same dates as,
                                           amounts determined by the
                                           Calculation Agent to have been
                                           paid in respect of gross
                                           ordinary cash dividends on the
                                           relevant Shares in the calendar
                                           year ending on the Announcement
                                           Date;

                                           (iii) a value ascribed to the
                                           relevant Shares equal to the
                                           consideration, if any, paid in
                                           respect of such Shares to
                                           holders of such Shares at the
                                           time of the Option Value Event
                                           (valued as of the closing of the
                                           Option Value Event); and

                                           (iv) an Option maturity of the
                                           period of time from and
                                           including the Announcement Date
                                           to and including the Expiration
                                           Date.

                                           Notwithstanding Section 9.2(b)
                                           of the Equity Definitions,
                                           "Merger Date" means the date of
                                           closing of the Merger Event.

Payment Instructions:                      Citibank, NY
                                           for a/c Goldman Sachs International
                                           for a/c #40616408

3.       Calculation Agent:                Goldman Sachs International

4.       Governing Law:                    Unless otherwise provided in the
                                           Agreement, this Confirmation
                                           will be governed by and
                                           construed in accordance with the
                                           laws of the State of New York
                                           (without reference to its choice
                                           of laws doctrine).

5.       Additional Provisions:

         (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

         (b)      Acceleration of Expiration Date.

If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a precondition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

         (c)      Collateral.

On Trade Date, GSI will deposit in an account set up at GSI for the benefit of Counterparty, a number of Shares equal to the Number of Options and thereafter maintain with GSI a number of Shares equal to the Number of Shares (the "GSI Collateral). GSI hereby grants Counterparty a first priority security interest in the GSI Collateral as collateral for its obligations under this Transaction. Upon any default by GSI (including any default under the Agreement), Counterparty shall have all of the rights with respect to the GSI Collateral of a secured party under the New York Uniform Commercial Code. Counterparty shall be entitled to exercise any and all voting and other consensual rights pertaining to the GSI Collateral provided that the Counterparty shall give GSI at least five Exchange Business Days' prior written notice of the manner in which it desires to exercise any such right.

         (d)      Early Termination.

Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).

6.       Additional Counterparty Representations and Covenants.
         -----------------------------------------------------

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

         (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

         (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

         (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

         (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

         (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

         (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

         (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

         (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

         (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

         (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

         (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions,
         (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than a wholly owned affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.




                                  Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000, ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000, as amended on March 30, 2001, ("Registration Rights Agreement").




Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.

Yours faithfully,                     Agreed and Accepted by:
Goldman Sachs International           ITAU BANK LTD



By: /s/ Julie Ann C. Lee             By:  /s/ Alberto Dias De Matios Barretto
    ----------------------                ------------------------------------
Name:   Julie Ann C. Lee             Name:  Alberto Dias De Matios Barretto
Title:  Vice President               Title: Executive Vice President

EQDEMP00013834-42903EQDEMS